EX-99.906CERT

Section 906 Certifications

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

John V. Murphy, Principal Executive Officer, and Brian W. Wixted, Principal Financial Officer, of Oppenheimer Limited Term California Municipal Fund (the "Registrant"), each certify to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended July 31, 2005 (the "Form N-CSR") fully complies with the requirements of
      Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Principal Executive Officer                          Principal Financial Officer

Oppenheimer Limited Term                             Oppenheimer Limited Term
California Municipal Fund                            California Municipal Fund


/s/ John V. Murphy                                   /s/ Brian W. Wixted
------------------                                   -------------------
John V. Murphy                                       Brian W. Wixted

Date:  September 13, 2005                            Date:  September 13, 2005